COMMONWEALTH OF VIRGINIA

STATE CORPORATION COMMISSION

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CERTIFICATE NO. G-80a

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Roanoke Gas Company

by this Certificate of Public Convenience and Necessity is hereby authorized under the Virginia Utility Facilities Act, Chapter 10.1 (§ 56-265.1) of Title 56 to furnish gas service in the entire County of Franklin as outlined in black on the attached map of the County of Franklin stamped—Received March 4, 2019.

If gas service to the area designated herein to Roanoke Gas Company is not furnished within five years of the date of the Final Order in Case No. PUE-2015-00033, February 7, 2019, the authority granted to furnish natural gas service shall be terminated and this certificate voided.

Dated at Richmond, Va. March 5, 2019

STATE CORPORATION COMMISSION

By Mark C. Christie

Commissioner

Roanoke Gas Service Territory

Franklin County/Rocky Mount Area

Roanoke Gas


Blacksburg
Elliston
Shawsville
Bent Mountain
Christiansburg
Boones Mill
Copper Hill
Wirtz
Check
Callaway
Rocky Mount
Glade Hill
Union Hall
Penhook
Moneta
Huddleston
Pittsville
Sandy Level
Ferrum
Floyd
Woolwine
Bassett
Callands
Chatham
0 2 4 6 Mi
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